Exhibit 99

PATTERSON COMPANIES | 1031 Mendota Heights Road | Saint Paul, MN 55120	NEWS RELEASE

PATTERSON COMPANIES ANNOUNCES LEADERSHIP TRANSITION

Don Zurbay Appointed President and CEO

Kevin Barry Appointed Interim Chief Financial Officer

Reaffirms Fiscal 2023 Earnings Guidance

St. Paul, Minn. — October 13, 2022 — Patterson Companies, Inc. (Nasdaq: PDCO) today announced that its Board of Directors has appointed Don Zurbay, most recently Chief Financial Officer, as President and Chief Executive Officer. Mr. Zurbay succeeds Mark Walchirk who resigned following the Board’s investigation and determination that he violated company policy and demonstrated poor judgment regarding an encounter with an employee. The conduct did not relate to the company’s operations or the integrity of the company’s financial statements. Mr. Zurbay has also been elected to the Board. Kevin Barry, currently Vice President, Finance & Corporate Controller, has been appointed Interim Chief Financial Officer.

John D. Buck, Chairman of the Patterson Board, said, “Patterson is committed to cultivating a people-first culture where every employee is treated with respect and those standards apply to every member of the organization. Immediately upon becoming aware of the allegation, the independent directors conducted a comprehensive investigation with the support of independent, outside legal counsel and determined that Mark could not remain in his leadership position.

“Don has been an instrumental member of our leadership team since joining Patterson in 2018, helping to drive profitable growth in our Dental and Animal Health businesses through improved operating performance, build a high-performance culture, and generate value for our shareholders. We have the utmost confidence that Don, Kevin, and the rest of the Patterson leadership team will continue to execute our proven strategy of continuously enhancing Patterson’s value proposition while driving financial and operating performance improvement.”

“I’m honored to lead the talented and experienced Patterson team as we focus on creating value for our customers and shareholders,” said Mr. Zurbay. “I’m excited to continue to work closely with the Board and the rest of the management team in my new role to build on our strong momentum and capitalize on the many opportunities ahead.”

Fiscal Year 2023 Guidance

Patterson reaffirmed its previously provided fiscal 2023 earnings guidance, which is provided on both a GAAP and non-GAAP adjusted basis:

•	GAAP earnings are expected to be in the range of $1.96 to $2.06 per diluted share.

•	Non-GAAP adjusted earnings are expected to be in the range of $2.25 to $2.35 per diluted share.

•	Our non-GAAP adjusted earnings guidance excludes the after-tax impact of:

•	Deal amortization expenses of approximately $28.5 million ($0.29 per diluted share).

Our guidance reflects the strength of our business and competitive positioning, as well as our expectations for the North American and international end markets in which we operate, which we expect to be affected by inflationary trends, higher interest rates and a potential slow-down in the broader economy. Beyond macroeconomic and geopolitical uncertainty, our guidance further assumes that there are no material adverse developments associated with the pandemic.

PATTERSON COMPANIES | 1031 Mendota Heights Road | Saint Paul, MN 55120	NEWS RELEASE

About Patterson Companies Inc.

Patterson Companies Inc. (Nasdaq: PDCO) connects dental and animal health customers in North America and the U.K. to the latest products, technologies, services and innovative business solutions that enable operational and professional success. Our comprehensive portfolio, distribution network and supply chain are equaled only by our dedicated, knowledgeable people who deliver unrivaled expertise and unmatched customer service and support. Learn more: pattersoncompanies.com

This press release contains, and our officers and representatives may from time to time make, certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, and the objectives and expectations of management. Forward-looking statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could” or “may.” Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Any number of factors could affect our actual results and cause such results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the following: the COVID-19 pandemic and measures taken in response thereto; uncertain macro-economic conditions, including inflationary pressures; our dependence on relationships with sales representatives and service technicians to retain customers and develop business; potential disruption of distribution capabilities, including service issues with third-party shippers; our dependence on suppliers to manufacture and supply substantially all of the products we sell; the risk of the products we sell becoming obsolete or containing undetected errors; adverse changes in supplier rebates or other purchasing incentives; the risk that private label sales could adversely affect our relationships with suppliers; our dependence on positive perceptions of Patterson’s reputation; risks inherent in acquiring and disposing of assets or other businesses and the risks inherent in integrating acquired businesses; our ability to comply with restrictive covenants in our credit agreement; turnover or loss of key personnel or highly skilled employees; the risk that our governing documents and Minnesota law may discourage takeovers and business combinations; risks related to climate change; the effects of the highly competitive and consolidating dental and animal health supply markets in which we compete; exposure to the risks of the animal production business, including changing consumer demand, the cyclical livestock market, and other factors outside our control, and the risks of the companion animal business, including the possibility of disease adversely affecting the pet population; risks from the formation or expansion of GPOs, provider networks and buying groups that may shift purchasing decisions and place us at a competitive disadvantage; increases in over-the-counter sales and e-commerce options for companion animal products or sales of companion animal products from non-veterinarian sources; change and uncertainty in the health care industry; failure to comply with existing or future U.S. or foreign laws and regulations including those governing the distribution of pharmaceuticals and controlled substances; failure to comply with health care fraud or other laws and regulations; litigation risks, including the diversion of management’s attention, the cost of defending against such actions, the possibility of damage awards or settlements, fines or penalties, or equitable remedies (including but not limited to the revocation of or non-renewal of licenses) and inherent uncertainty; failure to comply with evolving data privacy laws and regulations; tax legislation; the risks inherent in international operations, including currency fluctuations; and risks associated with information systems, software products and cyber-security attacks. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive, accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. You should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in our most recent Form 10-K and information which may be contained in our other filings with the U.S. Securities and Exchange Commission, or SEC, when reviewing any forward-looking statement. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in our SEC filings, to be a

PATTERSON COMPANIES | 1031 Mendota Heights Road | Saint Paul, MN 55120	NEWS RELEASE

complete discussion of all potential risks or uncertainties. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We do not undertake any obligation to release publicly any revisions to any forward-looking statements whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

INVESTOR CONTACT:	John M. Wright, Investor Relations
COMPANY:	Patterson Companies Inc.
TEL:	651.686.1364
EMAIL:	investor.relations@pattersoncompanies.com

MEDIA CONTACT:	Patterson Corporate Communications
COMPANY:	Patterson Companies Inc.
TEL:	651.905.3349
EMAIL:	corporate.communications@pattersoncompanies.com